The Weitz Funds

Government Money Market Fund (the “Fund”)

Supplement Dated June 23, 2010
to the Prospectus Dated August 1, 2009 (the “Prospectus”)

The Securities and Exchange Commission has adopted amendments to Rule 2a-7 under the Investment Company Act of 1940 Act which governs money market funds, including the Fund.  As a result of these amendments, the Prospectus is modified as follows:

1.	Effective June 30, 2010, the paragraph under the section titled Principal Investment Strategies on Page 38 of the Prospectus is amended in its entirety to read as follows:

The Government Money Market Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months. The Government Money Market Fund limits its dollar-weighted average portfolio maturity to 60 days or less and limits its dollar-weighted average portfolio life to 120 days or less.

2.	The second paragraph under the section titled Other Redemption Information beginning on Page 50 of the Prospectus is amended in its entirety to read as follows:

The Weitz Funds may suspend redemptions or postpone payment (i) at times when the NYSE is closed for other than weekends or holidays, (ii) under emergency circumstances as permitted by the U.S. Securities and Exchange Commission, or (iii) to the extent otherwise permitted by applicable laws or regulations.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

The Weitz Funds

Government Money Market Fund (the “Fund”)

Supplement Dated June 23, 2010
to the Statement of Additional Information Dated August 1, 2009 (the “SAI”)

The Securities and Exchange Commission has adopted amendments to Rule 2a-7 under the Investment Company Act of 1940 Act which governs money market funds, including the Fund.  As a result of these amendments, the SAI is modified as follows:

1.	Effective June 30, 2010, the fourth paragraph under the section titled Pricing of Shares beginning on Page 61 of the SAI is amended in its entirety to read as follows:

The Securities and Exchange Commission adopted Rule 2a-7 under the Investment Company Act of 1940, which permits the Trust to compute the Government Money Market Fund’s net asset value per share using the amortized cost method of valuing portfolio securities.  As a condition for using the amortized cost method of valuation, the Board of Trustees must establish procedures to stabilize the Government Money Market Fund’s net asset value at $1.00 per share. These procedures include a review by the Board of Trustees as to the extent of any deviation of net asset value based on available market quotations from the Government Money Market Fund’s $1.00 amortized cost value per share.  If such deviation exceeds $0.005, the Board of Trustees will consider what action, if any, should be initiated to reasonably eliminate or reduce material dilution or other unfair results to shareholders.  Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.  In addition, the Government Money Market Fund must maintain a dollar-weighted average portfolio maturity appropriate to its investment objective, and must limit its dollar-weighted average portfolio maturity to 60 days or less and its dollar-weighted average portfolio life to 120 days or less.  The Government Money Market Fund also must limit portfolio investments to those instruments which the Board of Trustees determines present minimal credit risks and must observe certain other reporting and recordkeeping procedures.

2.	Under the section titled Pricing of Shares beginning on Page 61 of the SAI, the following paragraph should be inserted as the fifth paragraph of that section:

Pursuant to Rule 2a-7 under the Investment Company Act of 1940, the Government Money Market Fund may not acquire any illiquid security if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid securities.  In addition, the Government Money Market Fund may not acquire any security other than: (i) a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets; and (ii) a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets.  “Daily liquid assets” includes: (i) cash; (ii) direct obligations of the U.S. Government; or (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. “Weekly liquid assets” includes: (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five (5) business days.

3.	Under the section titled Redemption of Shares on Page 64 of the SAI, the following paragraph should be inserted as the third paragraph of that section:

In addition, under current federal rules, the Government Money Market Fund may suspend redemptions and irrevocably liquidate in the event that the Fund’s Board of Trustees, including a majority of the independent Trustees, determines, pursuant to Rule 2a-7, that the extent of the deviation between the Fund’s amortized cost price per share and its current NAV per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to shareholders.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE